EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Michael Dean Stemple, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TapSlide, Inc. on Form 10-Q for the period ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of TapSlide, Inc.

Date: September 22, 2008	By:	/s/ Michael Dean Stemple
Michael Dean Stemple, President and Chief Executive Officer

        I, Steven M. Grubner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TapSlide, Inc. on Form 10-Q for the period ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of TapSlide, Inc.

Date: September 22, 2008	By:	/s/ Steven M. Grubner
Steven M. Grubner, Chief Financial Officer